FORWARD LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the "Company") and from third-party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2015, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include: • changes in general economic conditions, the real estate industry and the markets in which we operate; • difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; • our liquidity and refinancing demands; • our ability to obtain or refinance maturing debt; • our ability to maintain compliance with covenants contained in our debt facilities; • availability of capital; • our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; • increases in interest rates and operating costs, including insurance premiums and real property taxes; • risks related to natural disasters; • general volatility of the capital markets and the market price of shares of our capital stock; • our failure to maintain our status as a REIT; • changes in real estate and zoning laws and regulations; • legislative or regulatory changes, including changes to laws governing the taxation of REITs; • litigation, judgments or settlements; • our ability to maintain rental rates and occupancy levels; • competitive market forces; and • the ability of manufactured home buyers to obtain financing and the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements. 2

SUN COMMUNITIES, INC. (NYSE:SUI) 3 185 manufactured housing only communities 10 combined manufactured housing and recreational vehicle communities 36 recreational vehicle only communities Source: Company Information. Refer to Sun Communities, Inc. Form 10-K for the year ended December 31, 2015 for additional information. 1 As of December 31, 2015 2 Sites within the southeastern United States (Florida, Georgia, North Carolina, and South Carolina) compared to the year ended 2014 1,521 406 141 1,370 24,126 2,630 1,277 916 1,187 2,913 3,401 549 1,652 685 237 581 419 1,150 404 413 976 226 2,335 473 6,379 27, 039 4,388 324 494 • Leading owner, operator and developer of manufactured housing (“MH”) and recreational vehicle (“RV”) communities • Sun Communities’ current portfolio includes 231 communities consisting of 88,612 sites across 29 states1 • Proven strategy to drive incremental value by selling and leasing new pre- owned manufactured homes to residents as an adjunct to our core business 69,682 manufactured housing sites 18,930 recreational vehicle sites 9,559 annual / seasonal 9,371 transient Increased Southeastern footprint 87.8% 2

AFFORDABILITY

Affordability Drives Manufactured Housing

- *Comparing Sun manufactured homes to the multifamily median, a manufactured home provides approximately 14% more space at approximately 45% less cost per square foot*[1]

SUI Manufactured Homes		Multifamily Housing
$0.69 per sq. ft. ✓	price	$1.00 per sq. ft.
~1,250 sq. ft. ✓	square footage	~1,100 sq. ft.
~$860 per/month ✓	rent	~$1,100 per/month







Photo from community: River Ranch - Austin, TX

SUN COMMUNITIES, INC.

Source: The RentPath Network

[1] Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in as of February 2016.

Source: Company Information. Refer to Sun Communities, Inc. Form 10-K for the year ended December 31, 2015 for additional information.

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The median income in the 29 states in which Sun operates is $54,900. The average single family home costs over 5x the price of a MH unit. * 2014 Average 2 person household income - 29 states in which SUI operates per US Census data. Housing data from 2015 MHI Quick Facts Manufactured Housing vs. Single Family 5 AFFORDABILITY • Average cost of Manufactured Housing ≈ $65,300 or roughly 1 years median income • Average cost of Single Family ≈ $345,800 or roughly 6 years median income Affordability Drives Manufactured Housing

6 AFFORDABILITY Affordability Drives Manufactured Housing 83.0% 85.5% 88.0% 90.5% 93.0% 95.5% 98.0% -20.00% -15.00% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 2009 2010 2011 2012 2013 2014 2015 SUN’s Occupancy1 Mortgage Rates2 Mortgages2 Pe rc en ta ge o f c ha ng e in m or tg ag e ra te s an d ac ce ss t o cr ed it SU N ’s occupancy percentage 96.2% 15.4% 1 Source: Company Information. Refer to Sun Communities, Inc. Form 10-K for the year ended December 31, 2015 for additional information. Includes manufactured housing and annual/seasonal recreational vehicle sites, and excludes transient recreational vehicle sites, which are included in total developed sites. Occupancy percentage excludes recently completed but vacant expansion sites. 2 Source: IBISWorld. Based on 30-year conventional mortgage rates and borrowing capacity advanced by a commercial bank to include industrial, real estate, and consumer loans occupancy increase • Sun’s occupancy reflects steady and continuous growth through various changes in the single family market

Move-outs and Resales Stable and growing revenue due to: • Low turnover of owner occupied sites due to high cost to move a home ($4,000- $10,000) • Average tenure of our residents in our communities is 13 years • Average term of home in our communities is approximately 50 years STABILITY OF REVENUE No loss in revenue as home stays in the community. 7 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Resident Re-Sales Home Move Outs 5.9% 2.0% Stable and Growing Revenue

8 CAPITAL EXPENDITURES • Manufactured housing is a low capex business relative to its peers as it is largely a land ownership business Source: Company Filings 1 For the year ended December 31, 2014. Capex as a percent of revenue1 12.2% 8.8% 4.7% 3.6% Multi-family Student Housing Self-Storage Manufactured Housing 8.1% Overall Average

RECESSION RESISTANT 9 Same Site Occupancy 0.7% 3.1% 3.6% 5.5% 5.9% 7.7% 9.1% 2009 2010 2011 2012 2013 2014 2015 404 413 425 437 445 457 472 2009 2010 2011 2012 2013 2014 2015 MonthlySame Site Rent (weighted average) Same Site NOI (change %) 83.4% 84.3% 85.8% 86.7% 88.9% 93.2% 96.8% 2009 2010 2011 2012 2013 2014 2015 • Low annual resident turnover results in stability of income and occupancy • Strong and consistent rental growth creating a stable revenue stream • Occupancy gains are a function of Sun’s integrated platform, including leasing, sales, and financing Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2015 for additional information.

SAME SITE NOI Sun’s average same site NOI growth has exceeded the Industry Average by 160 bps and Apartment Average by 140 bps over a 16 year period. 10 -9.00% -8.00% -7.00% -6.00% -5.00% -4.00% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 1Q 99 2Q 99 3Q 99 4Q 99 1Q 00 2Q 00 3Q 00 4Q 00 1Q 01 2Q 01 3Q 01 4Q 01 1Q 02 2Q 02 3Q 02 4Q 02 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 3Q 09 4Q 09 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 Apartments Apartments Average (3.0%) SUI SUI Average (4.4%) Industry Average (2.8%) Source: Citi Investment research, September 2015. “REITs”- includes an index of REITs across a variety of asset classes including self storage, mixed office, regional malls, shopping centers, multifamily, student housing, manufactured homes and specialty

SAME SITE INDEXED NOI GROWTH MH is the most recession resistant sector of the housing and commercial real estate sectors and has consistently outperformed multifamily in same site NOI growth since 2000. 11 Source: SNL

REALIGNING THE PORTFOLIO 12  Comparing Sun manufactured homes to the multifamily median, Sun is reshaping its portfolio through strategic acquisitions, dispositions and expansions Geographic Diversification Demographic Profile 4% 7% 5% 27% 31% All -Age Age-Restricted 26% 74% MI FL IN TX AZ Other Source: Company Information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the year ended December 31, 2015 for additional information.

TIMELINE : STRATEGIC ACQUISITIONS

✓ *Since May 2011, Sun has acquired over $2.6 billion of communities, increasing its number of sites and communities by 84% and 69%, respectively* [1]

2011
136 communities
54,811 sites
- 17 MH & 1 RV properties Kentland acquisition growing the portfolio.

2012
173 communities
63,697 sites
- Further strengthened the MH portfolio with the 6-community Rudgate acquisition.
- Acquired Palm Creek, an irreplaceable age restricted asset.

2013
188 communities
69,789 sites
- Geographic & RV Diversification with 10 RV community Morgan acquisition entering 5 new states.

2014
217 communities
79,554 sites
- Closed 1st phase of "ALL" 59 high quality, age-restricted community acquisition, strengthening and diversifying the portfolio.

2015
231 communities
88,612 sites
- Final closing of "ALL" acquisition enhancing the portfolio by adding Florida and 26 age-restricted communities.
- For the year acquired 34 MH communities and 4 RV Resorts.



SUN
SUN COMMUNITIES, INC.

Source: Company Information. Refer to Sun Communities, Inc. Form 10-K for the year ended December 31, 2015 for additional information.
[1] Excludes disposed communities.

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GROWTH THROUGH ACCRETIVE ACQUISITIONS A Look at Acquisition Performance 14 $12 $17 $22 $27 $32 YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 Revenue NOI $20 $25 $30 $35 $40 $45 $50 $55 YEAR 1 YEAR 2 YEAR 3 YEAR 4 Revenue NOI 2011 Acquisitions (26 Communities) 2012 Acquisitions (11 Communities) 91.4% 96.8% 97.1% 98.1% 90% 91% 92% 93% 94% 95% 96% 97% 98% 99% YEAR 1 YEAR 2 YEAR 3 YEAR 4 Occupancy 83.4% 90.8% 92.5% 97.6% 98.5% 82% 84% 86% 88% 90% 92% 94% 96% 98% 100% YEAR 1 YEAR 2 YEAR 3 YEAR 4 YEAR 5 Occupancy

89% 88% 82% 77% 81% 8% 8% 12% 13% 10% 2% 4% 6% 9% 9% 60% 65% 70% 75% 80% 85% 90% 95% 100% 2011 2012 2013 2014 2015 MH Income Annual RV Income Transient RV Income $- $10 $20 $30 $40 $50 $60 $70 $80 $90 YEAR 1 YEAR 2 YEAR 3 YEAR 4 Revenue NOI SUN RV PORTFOLIO PERFORMANCE Strong RV Portfolio Performance Percentage of revenues from RV resorts increased from 10% in 2011 to 19% in 2015 15 NOI and Income Growth – 2013 Morgan acquisition (10 properties) Percentage from annual based revenue sources: 91%

GROWTH THROUGH EXPANSION OPPORTUNITIES • Inventory of over 7,100 zoned and entitled sites available for expansion at 38 communities in 15 states • Expanding in communities with strong demand evidenced by occupancy of ~95% • Expansion lease-up is driven by sales, rental and relocation programs • Approximately 1,000 sites are expected to be developed by the end of 2016 • 4,100 sites planned for development in the next 4 years • Assuming a 100 site expansion at $25,000 per site, that is leased up in a year (8 sites/month), results in an unlevered return of 15%-17%* *assuming a 6% cap rate and exiting in 5 years 16 Strong Growth and Returns from Expansions

CONSERVATIVE BALANCE SHEET Net Debt / Enterprise Value 1,2 EBITDA 3,4 / Interest 17 Net Debt / EBITDA 3,4 Fixed Debt (%) 61.5% 50.4% 45.8% 34.8% 34.0% 2011 2012 2013 2014 2015 2.4x 2.4x 2.7x 3.0x 3.1x 2011 2012 2013 2014 2015 76.9% 84.7% 76.9% 90.8% 92.0% 2011 2012 2013 2014 2015 9.7x 8.4x 7.2x 7.3x 6.6x 2011 2012 2013 2014 2015 1 Figures based on financials at the end of each period shown. 2 Total Enterprise Value includes common shares outstanding (per Supplemental Data Package), OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period. 3 Adjusted EBITDA reflects total revenues less property operating and maintenance expenses, real estate taxes, cost of home sales, rental home operating and maintenance expenses, ancillary expenses, general and administrative expenses. 4 2015 YTD Adjusted EBITDA figures calculated based on trailing 12 months, which only includes a partial year of EBIDTA for 2015 YTD acquisitions excluding the second closing of “ALL”.

18 LIMITED NEAR-TERM DEBT MATURITIES % of Total Debt 6.7% 10.0% Well-laddered debt maturities with approximately 27% of debt maturing within 5 years 10.2% 73.1% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 <= 1 year 2-3 years 4-5 years >=6 years M ill io ns Lines of Credit Mortgage Loans Payable Preferred OP Units (Mandatorily Redeemable) Secured Borrowing $ 154.8 $ 230.2 $ 234.7 $ 1,683.6 Source: Company Information. Refer to Sun Communities, Inc. Form 10-K for the year ended NOTE: Figures as of 12/31/2015. Lines of Credit shown maturing at their initial maturity date and assumes two month extension options are exercised.

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PERFORMANCE VS. INDICES 20 275% 262% 181% 177% 175% 172% 155% 0% 50% 100% 150% 200% 250% 300% SUI SNL US REIT Manufactured Homes S&P 500 SNL US REIT Equity MSCI US REIT (RMS) S&P Small-Cap Russell 2000  Sun has outperformed many major REIT sector and major market indices over the last five years Source: SNL 1 As of December 31, 2015 5-year Total Returns by Index1